UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):  October 25, 2004



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)


            Texas                          1-9876                      74-1464203

(State or other jurisdiction of    (Commission file number)         (I.R.S. Employer
 incorporation or organization)                                  Identification Number)



            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000


                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM  2.02.    RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On October 25, 2004, we issued a press release describing our results of operations for the third quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this report. In the earnings release, we used the non-GAAP financial measure of Funds from Operations ("FFO"). A reconciliation of FFO to the comparable GAAP financial measure (Net income) is contained in the attached earnings release. Disclosure regarding the definition of FFO used by us and why our management believes the presentation of FFO provides useful information to investors is included in our annual report on Form 10-K for the fiscal year ended December 31, 2003.

     The information, including exhibits hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.


ITEM  9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

        99.1 Press release dated October 25, 2004, regarding our results of operations for the quarter ended September 30, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October  28,  2004
                                        WEINGARTEN  REALTY  INVESTORS



                                        By:     /s/  Joe  D.  Shafer
                                                -----------------------
                                                Joe  D.  Shafer
                                                Vice  President/Controller


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                                INDEX TO EXHIBITS


99.1 Press release dated October 25, 2004, regarding our results of operations for the quarter ended September 30, 2004.


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